UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

November 1, 2019

Date of Report (date of earliest event reported)

Cutera, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50644	77-0492262
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

3240 Bayshore Blvd. Brisbane, California (Address of principal executive offices)	94005 (Zip code)

 (415) 657-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	CUTR	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 7, 2019, Cutera, Inc. (the “Company”) issued a press release announcing financial results for the quarter ended September 30, 2019. The Company will host a live audio webcast for interested parties commencing November 7, 2019 at 1:30 p.m. PDT (4:30 p.m. EDT), during which the Company will discuss the financial results. The conference call will be available to interested parties through a live audio webcast and accessible through the Investor Relations section of the Cutera corporate website at www.cutera.com. A copy of the Company’s press release is furnished as Exhibit 99.1 on this Current Report on Form 8-K.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Financial Officer

On November 1, 2019, Sandra A. Gardiner informed the Company that she intends to resign her position with the Company. At that time, the Company offered to enter into a resignation agreement whereby Ms. Gardiner resigns as Executive Vice President and Chief Financial Officer effective as of November 15, 2019, in return for certain transition assistance through the end of the Company’s fiscal year, and in return for Ms. Gardiner’s release of certain claims. As of this filing, we have not reached agreement with her on the terms of her separation from the Company.

On November 7, 2019, the Company’s Board of Directors (the “Board”) appointed Dave Mowry, the Company’s current Chief Executive Officer, to serve as Interim Chief Financial Officer of the Company until the Board appoints a successor Chief Financial Officer. The Nominating and Governance Committee of the Board of Directors of the Company is actively searching for qualified candidates to serve as the Company’s Chief Financial Officer, which performs the functions of the Company’s principal financial officer.

Item 7.01.	Regulation FD Disclosure.

On November 7, 2019, Cutera issued a press release discussed above in Item 2.02 of this Current Report on Form 8-K.  A copy of the press release is attached hereto as Exhibit 99.1.

The information in Items 2.02 and 7.01 of this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to General Instruction B.2 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Exhibits.

Exhibit No.	Description
99.1	Press Release of Cutera, Inc. dated as of November 7, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTERA, INC.

Date: November 7, 2019	/s/ Darren W. Alch
Darren W. Alch
Vice President, General Counsel & Corporate Secretary